Trade and other receivables	6 Months Ended
Jun. 30, 2024
Trade and other receivables.
Trade and other receivables

6. Trade and other receivables

Trade and other receivables are composed of receivables which are detailed below:

	At June 30,	At December 31,
(in thousands of $)	2024	2023
Trade receivable	$515,960	$417,994
Interest receivable	33,295	13,126
Tax receivables	46,107	63,605
Other receivables	57,513	1,962
Total trade and other receivables	$652,875	$496,687

The carrying amounts of trade and other receivables approximate their respective fair values. On June 30, 2024 and December 31, 2023, the Company did not have any provision for expected credit losses.

On June 30, 2024, Other receivables include $52 million related to proceeds of exercise of stock options.